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                                                                  EXHIBIT 10.8.6

                               AVANEX CORPORATION

                       RESTRICTED STOCK PURCHASE AGREEMENT

        THIS AGREEMENT is made as of October 12, 1999, by and between Avanex Corporation, a California corporation (the "COMPANY"), and Simon Xiaofan Cao (the "PURCHASER").

        The parties agree as follows:

        1. Sale of Stock. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase an aggregate of 680,484 shares of the Company's Common Stock, no par value (the "SHARES") at a price of $0.58 per share for an aggregate purchase price of $394,680.72.

        2. Payment of Purchase Price. The payment of the purchase price shall be by delivery of a promissory note in the form attached hereto as EXHIBIT C, secured by the shares so purchased pursuant to a Pledge Agreement in the form attached hereto as EXHIBIT D.

        3. Repurchase Option. In the event of any voluntary or involuntary termination of the Purchaser's employment by, or services to, the Company for any or no reason (including death or disability) before all of the Shares are released from the Company's Repurchase Option (as defined below in Section 4), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company), have an irrevocable, exclusive option, but not the obligation, for a period of 90 days from such date to repurchase all or any portion of the Unreleased Shares (as defined below in Section 4) at such time at the original purchase price per share (the "REPURCHASE PRICE"). The Repurchase Option shall be exercisable by the Company by written notice to the Purchaser or the Purchaser's executor (with a copy to the Escrow Agent, as defined below in Section 6) and shall be exercisable, at the Company's option, (i) by delivery to the Purchaser or the Purchaser's executor with such notice of a check in the amount of the purchase price for the Shares being repurchased, or (ii) by cancellation by the Company of an amount of the Purchaser's indebtedness, if any, to the Company equal to the purchase price for the Shares being repurchased, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals the Repurchase Price times the number of shares to be repurchased (the "AGGREGATE REPURCHASE PRICE"). Upon delivery of such notice and the payment of the Aggregate Repurchase Price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company. The Repurchase Option set forth in this Section may be assigned by the Company in whole or in part in its sole and unfettered discretion.

        4. Release of Shares From Repurchase Option.

               (a) The Shares shall vest to Purchaser and be released from the Company's repurchase option as follows: Provided that Purchaser maintains a continuous status as a Service Provider of the Company, 25% of the Shares shall be released from the Company's Repurchase Option on October 8, 2000 and an additional 1/48th of the Shares shall be released from the Company's Repurchase Option on the last day of each full calendar month thereafter.



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Notwithstanding the foregoing, upon any Change of Control (as herein defined)
that number of Unreleased Shares, if any, which, when aggregated with any Shares previously released from the Repurchase Option, are required to equal fifty percent (50%) of the Shares shall be released from the Repurchase Option on the date the event constituting a Change of Control is consummated. The balance of the Shares subject to the Repurchase Option shall continue to be released from the Repurchase Option on the same schedule as existed prior to the Change of Control. For example, if a Change of Control occurs on a date where 25% of Purchaser's Shares have been released from the Company's Purchase Option, then an additional 25% of the Shares shall be released from the Purchase Option pursuant hereto. If a Change of Control occurs on a date where more than 50% of Purchaser's Shares have already been released from the Company's Purchase Option, then no additional Shares shall be released from the Purchase Option.

               (b) "Change of Control" shall mean any of the following: (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company, (ii) a merger or consolidation of the Company with any other corporation which results in the voting securities of the Company outstanding immediately prior thereto representing (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) less than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity (or its parent) outstanding immediately after such merger or consolidation, or (iii) the approval by the shareholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

               (c) Any of the Shares which have not yet been released from the Company's repurchase option are referred to herein as "Unreleased Shares."

               (d) The Shares which have been released from the Company's Repurchase Option shall be delivered to the Purchaser at the Purchaser's request (see Section 3).

               (e) Acceleration Upon Termination of Employment. In addition to the Shares released from the Company's Repurchase Option pursuant to Section 4(d) above, in the event the Purchaser's employment terminates as a result of an Involuntary Termination other than for Cause upon or within 12 months after a Change of Control, all Unreleased Shares shall be released from the Company's Repurchase Option upon the date of such termination.

        For the purposes of this Section 4(e), the following terms referred to in this Agreement shall have the following meanings:

                    (i) Cause. "Cause" shall mean (i) any act of personal dishonesty taken by the Purchaser in connection with his responsibilities as an employee and intended to result in substantial personal enrichment of the Purchaser, (ii) conviction of a felony that is injurious to the Company, and
(iii) a willful act by the Purchaser which constitutes gross misconduct and which is injurious to the Company.

                    (ii) Disability. "Disability" shall mean that the Purchaser has been unable to substantially perform his duties as the result of his incapacity due to physical or mental illness,



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and such inability, at least 26 weeks after its commencement, is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Purchaser or the Purchaser's legal representative (such agreement as to acceptability not to be unreasonably withheld).

                    (iii) Involuntary Termination. "Involuntary Termination" shall mean (i) without the Purchaser's express written consent, the significant reduction of the Purchaser's duties or responsibilities relative to the Purchaser's duties or responsibilities in effect immediately prior to such reduction; provided, however, that a reduction in duties or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when the Chief Financial Officer of Company remains as such following a Change of Control and is not made the Chief Financial Officer of the acquiring corporation) shall not constitute an "Involuntary Termination"; (ii) without the Purchaser's express written consent, a substantial reduction, without good business reasons, of the facilities and perquisites (including office space and location) available to the Purchaser immediately prior to such reduction; (iii) without the Purchaser's express written consent, a material reduction by the Company in the base compensation of the Purchaser as in effect immediately prior to such reduction, or the ineligibility of the Purchaser to continue to participate in any long-term incentive plan of the Company; (iv) a material reduction by the Company in the kind or level of employee benefits to which the Purchaser is entitled immediately prior to such reduction with the result that the Purchaser's overall benefits package is significantly reduced;
(v) the relocation of the Purchaser to a facility or a location more than 50 miles from the Purchaser's then present location, without the Purchaser's express written consent; (vi) any purported termination of the Purchaser by the Company which is not effected for death or Disability or for Cause, or any purported termination for which the grounds relied upon are not valid; or (vii) the failure of the Company to obtain the assumption of this agreement by any successors contemplated in Section 4(f) below.

               (f) Successors.

                    (i) Company's Successors. Any successor to the Company (whether direct or indirect and whether by purchase, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets shall assume the obligations under this Section 4 and agree expressly to perform the obligations under this Section 4 in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession. For all purposes under this Section 4, the term "COMPANY" shall include any successor to the Company's business and/or assets which executes and delivers the assumption agreement described in this Section 4(f)(i) or which becomes bound by the terms of this Agreement by operation of law.

                    (ii) Purchaser's Successors. The terms of this Section 4 and all rights of the Purchaser hereunder shall inure to the benefit of, and be enforceable by, the Purchaser's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

        5. Restriction on Transfer.



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               (a) Except for the escrow described below in Section 6, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any manner until the release of such Shares from the Repurchase Option in accordance with the provisions of this Agreement.

               (b) Before any Shares may be sold or transferred (including transfer by operation of law), such Shares shall first be offered to the Company (the "RIGHT OF FIRST Refusal").

                    (i) Notice. In the event the Purchaser wishes to sell the Shares, Purchaser shall deliver a notice ("Notice") to the Company stating (A) his bona fide intention to sell or transfer such Shares, (B) the number of such Shares to be sold or transferred, (C) the price for which he proposes to sell or transfer such Shares, and (D) the name of the proposed purchaser or transferee.

                    (ii) Election to Purchase. Within thirty (30) days after receipt of the Notice, the Company or its assignee may elect to purchase all or none of the Shares to which the Notice refers, at the price per share specified in the Notice. The purchase of the Shares in either such event shall occur at a closing held at the Company's principal office at a mutually agreed upon time which in no event shall be more than thirty (30) days following the end of the time period in which the Company had to elect to purchase such Shares.

                    (iii) Sale of Shares by Purchaser. If all of the Shares to which the Notice refers are not elected to be purchased, as provided in this
Section 5(b), Purchaser may sell the Shares to any person named in the Notice at the price specified in the Notice or at a higher price, provided that such sale or transfer is consummated within sixty (60) days of the date of said Notice to the Company, and provided, further, that any such sale is in accordance with all the terms and conditions hereof.

                    (iv) Termination of Restrictions. Notwithstanding the provisions of Section 5(a) above, the Company's Right of First Refusal shall terminate immediately as to all Shares upon the occurrence of the first to occur of the following events:

                         (A) the acquisition of the Company by another entity by
means of the merger or consolidation of the Company with or into another corporation in which the stock-holders of the Company immediately prior to such merger or consolidation own less than 50% of the voting securities of the surviving entity,

                         (B) the sale of all or substantially all of the assets
of the Company, or

                         (C) the date upon which a public market exists for the
Company's capital stock (or any other stock issued to purchasers in exchange for the Shares purchased under this Agreement). For the purpose of this Agreement, a "Public Market" shall be deemed to exist if (1) such stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934), or (2) such stock is traded on the over-the-counter market and prices are published daily on business days in a recognized financial journal.



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                    (v) Assignment. Whenever the Company shall have the right to purchase Shares under this Section 5, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all of the Company's purchase rights under this Agreement and purchase all of such Shares; provided that if the fair market value of the Shares to be purchased on the date of such designation or assignment (the "Repurchase FMV") exceeds the purchase price of the Shares (determined as described hereinabove) to be purchased, then each such designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the purchase price of the Shares which such designee or assignee shall have the right to purchase.

                    (vi) Exempt Transfers. The provisions of this Section 5 shall not apply to a transfer of any Shares by Purchaser, either during his lifetime or on death by will or intestacy to his ancestors, descendants or spouse, or any custodian or trustee for the account of Purchaser or Purchaser's ancestors, descendants or spouse; provided, in each such case that the transferee shall receive and hold such Shares subject to all of the provisions of this Section 5 and there shall be no further transfer of such Shares except in accordance herewith.

        6. Escrow of Shares. Pursuant to the terms of the Joint Escrow Instructions attached hereto as EXHIBIT B, the Shares issued under this Agreement shall be held by the Escrow Agent (as defined in such Joint Escrow Instructions) along with a stock assignment executed by the Purchaser in blank in the form attached hereto as EXHIBIT A.

        7. Investment Representations. In connection with the purchase of the Shares, the Purchaser represents to the Company the following:

               (a) The Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. The Purchaser is purchasing the Shares for investment for the Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "SECURITIES ACT").

               (b) The Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. In this connection, the Purchaser understands that, in the view of the Securities and Exchange Commission (the "COMMISSION"), the statutory basis for such exemption may not be present if the Purchaser's representations meant that the Purchaser's present intention was to hold the Shares for a minimum capital gains period under applicable tax statutes, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future.

               (c) The Purchaser further acknowledges and understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser further acknowledges and understands that the Company is under no obligation to register the Shares. The Purchaser understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the



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

Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

        8. Stock Certificate Legends. The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legends:

               (a) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

               (b) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

               (c) Any legend required by any applicable state securities laws.

        9. Market Stand-Off Agreement. The Purchaser hereby agrees, if so requested by the managing underwriters or the Company in connection with the initial public offering of the Company's Common Stock, that, without the prior written consent of such managing underwriters, the Purchaser will not offer, sell, contract to sell, grant any option to purchase, make any short sale or otherwise dispose of, assign any legal or beneficial interest in or make a distribution of any capital stock of the Company held by or on behalf of the Purchaser or beneficially owned by the Purchaser in accordance with the rules and regulations of the Securities and Exchange Commission for a period of up to 180 days after the date of the final prospectus relating to the Company's initial public offering.

        10. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, reverse stock split or stock dividend or other similar change in the Shares which may be made by the Company after the date of this Agreement.

        11. Tax Consequences. The Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "CODE"), taxes as ordinary income both (i) the difference between the fair market value of the Shares



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when the Company granted the Purchaser the right to purchase the Shares and the fair market value of the Shares on the date of this Agreement, and (ii) the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to its repurchase option. In the event the Company has registered under the Exchange Act, "restriction" with respect to officers, directors and 10% shareholders also means the period after the purchase of the Shares during which such officers, directors and 10% shareholders could be subject to suit under
Section 16(b) of the Exchange Act. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Company's repurchase option or 16(b) period expires by filing an election under Section 83(b) of the Code with the I.R.S. within 30 days from the date of purchase.

               THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO TIMELY FILE THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

        12. California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

        13. General Provisions.

               (a) This Agreement shall be governed by the laws of the State of California. This Agreement represents the entire agreement between the parties with respect to the purchase of Common Stock by the Purchaser and may only be modified or amended in writing signed by both parties.

               (b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

               (c) The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company and any purported transfer otherwise shall be null and void.



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

               (d) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

               (e) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

               (f) PURCHASER ACKNOWLEDGES AND AGREES THAT THE LAPSING OF THE REPURCHASE OPTION PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN "AT WILL" EMPLOYEE OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE REPURCHASE OPTION SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE FOR SUCH PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

               (g) Purchaser has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.



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

        IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.

PURCHASER:                             AVANEX CORPORATION

/s/ SIMON  XIAOFAN CAO                 /s/ WALTER ALESSANDRINI
------------------------------         ---------------------------------
Simon  Xiaofan Cao

Address:                               Address:

4571 Meyer Park Circle                 42501 Albrae Avenue
Fremont, CA  94538                     Fremont, California 94538



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

                                CONSENT OF SPOUSE


        I, Not Applicable, spouse of Simon Cao, have read and approve the foregoing Agreement. In consideration of granting of the right to my spouse to purchase shares of Avanex Corporation as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.


Dated:   12-16-99
      -----------------------


                                            /s/ Whitney Lu
                                            ------------------------------------
                                            Whitney Lu

                                    EXHIBIT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


        FOR VALUE RECEIVED I, Simon Xiaofan Cao, hereby sell, assign and transfer unto ___________________________________________ (__________) shares of the Common Stock of Avanex Corporation standing in my name on the books of said corporation represented by Certificate Number _____ herewith and do hereby irrevocably constitute and appoint Wilson Sonsini Goodrich & Rosati, attorney, to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

        This Stock Assignment may be used only in accordance with the Stock Purchase Agreement between Avanex Corporation and the undersigned dated October 12, 1999.


Dated:
      ------------------------              /s/ SIMON  XIAOFAN CAO
                                            ------------------------------------
                                            Simon  Xiaofan Cao



INSTRUCTIONS: Please do not fill in the blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its "Repurchase Option," as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

                                    EXHIBIT B

                            JOINT ESCROW INSTRUCTIONS


                                                            October 12, 1999
                                                            --------------------





Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, California  94304-1050
Attention:  Judith M. O'Brien

Ladies and Gentlemen:

        As escrow agent (the "Escrow Agent") for both Avanex Corporation, a California corporation (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Stock Purchase Agreement ("Agreement") between the Company and the undersigned (the "Escrow"), in accordance with the following instructions:

        1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Company's Repurchase Option (as defined in the Agreement), the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

        2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, cancellation of indebtedness or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's repurchase option.

        3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this Escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of the Agreement and of this Escrow Agreement, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

        4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's repurchase option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's repurchase option. Within 90 days after cessation of Purchaser's continuous employment by the Company, or any parent or subsidiary of the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's repurchase option.

        5. If at the time of termination of this escrow you should have in your possession any documents, securities or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

        6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

        7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith. The Company hereby agrees to indemnify and hold harmless Escrow Agent from any and all claims, liabilities or expenses incurred in connection with or as a result of Escrow Agent's actions hereunder except for actions which are willfully or grossly negligent.

        8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

        9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

        10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

        11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

        12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

        13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

        14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

        15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

        COMPANY:                    AVANEX CORPORATION

        PURCHASER:                  Simon  Xiaofan Cao

        ESCROW AGENT:               Secretary of the Company
                                    Judith M. O'Brien
                                    Wilson Sonsini Goodrich & Rosati
                                    650 Page Mill Road
                                    Palo Alto, California  94304-1050
                                    Attention:  Judith M. O'Brien

        16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

        17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

        18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

                                       Very truly yours,

                                       AVANEX CORPORATION


                                       /s/ WALTER ALESSANDRINI
                                       -------------------------------



                                       PURCHASER:


                                       /s/ SIMON  XIAOFAN CAO
                                       -------------------------------
                                       Simon  Xiaofan Cao



ESCROW AGENT:

Secretary of Avanex Corporation



By: /s/ JUDITH M. O'BRIEN
   ----------------------------
     Judith M. O'Brien

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to the above-referenced Federal Tax Code, to include in taxpayer's gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with his receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

        NAME:                TAXPAYER:  Simon  Xiaofan Cao   SPOUSE:

        ADDRESS:


        IDENTIFICATION NO.:                                  SPOUSE:

        TAXABLE YEAR:        1999

2. The property with respect to which the election is made is described as follows: _______________ shares (the "Shares") of the Common Stock of Avanex Corporation (the "Company").

3.      The date on which the property was transferred is: __________, 1999.

4.      The property is subject to the following restrictions:

        The Shares may be repurchased by the Company, or its assignee, on certain events. This right lapses with regard to a portion of the Shares over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is approximately: $0.15 per share.

6.      The amount (if any) paid for such property is: $

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.


Dated:
      ----------------------------        --------------------------------------
                                          Simon  Xiaofan Cao

The undersigned spouse of taxpayer joins in this election.



Dated:
      ----------------------------        --------------------------------------
                                          Spouse of Taxpayer

                                   EXHIBIT C

                                PROMISSORY NOTE

$394,680.72

                                                                OCTOBER 12, 1999

     FOR VALUE RECEIVED, Simon Xiaofan Cao promises to pay to Avanex Corporation (the "Company"), or order, the principal sum of THREE HUNDRED NINETY-FOUR THOUSAND SIX HUNDRED EIGHTY AND 72/100THS dollars, together with interest on the unpaid principal hereof from the date hereof at the rate of 6.02% per annum, compounded semiannually.

     Principal and interest shall be due and payable on October 12, 2003. Should the undersigned fail to make full payment of principal or interest for a period of 10 days or more after the due date thereof, the whole unpaid balance on this Note of principal and interest shall become immediately due at the option of the holder of this Note. Payments of principal and interest shall be made in lawful money of the United States of America.

     The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

     This Note is subject to the terms of the Stock Purchase Agreement, dated as of October 12, 1999. This Note is secured in part by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

     The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

     In the event the undersigned shall cease to be an employee or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be due and payable thirty days after the date of such termination.

     Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.


                                        /s/ SIMON  XIAOFAN CAO
                                        ---------------------------------
                                        Simon Xiaofan Cao

                                   EXHIBIT D

                               SECURITY AGREEMENT

        This Security Agreement is made as of October 12, 1999 between Avanex Corporation a ("Pledgee"), and Simon Xiaofan Cao ("Pledgor").

                                    Recitals

        A. Pledgor has incurred payment obligations (the "Payment Obligations") to Pledgee set forth in a Promissory Note of even date herewith.

        B. Pledgor desires to provide a security interest in all of the Pledgor's shares of Common Stock of the Pledgee, all options, and similar rights to acquire such capital stock or interests, and all rights to receive profits or surplus or other dividends or distributions from the Pledgee to its shareholders, in each case whether now owned or existing or hereafter acquired or arising, wherever located, together with all substitutions, replacements, (the "Shares") to secure performance by Pledgor of the Payment Obligations, all as more specifically set forth in this Pledge Agreement.

        NOW, THEREFORE, it is agreed as follows:

        (1) Creation and Description of Security Interest. In consideration of the transfer of the Shares to Pledgor under the Stock Purchase Agreement (the "Agreement), Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number ___, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

        The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Agreement, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

        (2) Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

               a. Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

               b. Encumbrances. The Shares are free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

               c. Margin Regulations. In the event that Pledgee's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

        (3) Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

        (4) Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

        (5) Options and Rights. In the event that, during the term of this pledge, subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

        (6) Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

               a. Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

               b. Pledgor fails to perform any of the covenants set forth in the Agreement or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

               In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

        (7) Release of Collateral. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of

Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

        (8) Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

        (9) Term. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

        (10) Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

        (11) Pledgeholder Liability. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

        (12) Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

        (13) Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

        (14) Governing Law. This Security Agreement shall be interpreted and governed under the laws of the State of California.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


"PLEDGOR"                         By: /s/ SIMON  XIAOFAN CAO
                                     ------------------------------------
                                      Simon Xiaofan Cao


                                  Address:
                                          -------------------------------

                                          -------------------------------

"PLEDGEE"                         Avanex Corporation


                                  By: /s/ WALTER ALESSANDRINI
                                     ------------------------------------


"PLEDGEHOLDER"                    /s/ JUDITH M. O'BRIEN
                                  ---------------------------------------
                                  Stock Option Administrator of
                                  Avanex Corporation